                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4) and related Prospectus of Equity Residential Properties Trust for the registration of 13,027,181 common shares and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included or incorporated by reference in Equity Residential Properties Trust's filings as indicated below, filed with the Securities and Exchange Commission.


                                                    Date of
                                                    -------
        Financial Statements                    Auditor's Report                 Filing
        --------------------                    ----------------                 ------

Consolidated financial statements          February 12, 1997 except         Annual Report on
and schedule of Equity Residential         for Note 19, as to which         Form 10-K, as
Properties Trust at December 31,           the date is March 20, 1997       amended by Form
1996 and for the year then ended                                            10-K/A and Joint
                                                                            Proxy Statement/
                                                                            Prospectus dated
                                                                            April 25, 1997

Combined Statement of Revenue              August 15, 1997                  Current Report on
and Certain Expenses of the                                                 Form 8-K dated
Ameritech Pension Trust Probable                                            September 17, 1997
Properties for the year ended
December 31, 1996

Combined Statement of Revenue              September 5, 1997                Current Report on
and Certain Expenses of Paces                                               Form 8-K dated
on the Green and Paces Station                                              September 17, 1997
for the year ended December 31,
1996

Statement of Revenue and Certain           July 17, 1997                    Current Report
Expenses of Cascade at Landmark                                             on Form 8-K
for the year ended December 31,                                             dated August 15,
1996                                                                        1997

Statement of Revenue and Certain           July 2, 1997                     Current Report
Expenses of Sabal Palm Club                                                 on Form 8-K
(formerly known as Post Crossing                                            dated August 15,
(Pompano)) for the year ended                                               1997
December 31, 1996

Statement of Revenue and Certain           July 23, 1997                    Current Report
Expenses of Wood Creek (Pleasant                                            on Form 8-K
Hill) for the year ended December                                           dated August 15,
31, 1996                                                                    1997

Statement of Revenue and Certain           July 25, 1997                    Current Report
Expenses of LaMirage for the year                                           on Form 8-K
ended December 31, 1996                                                     dated August 15,
                                                                            1997

Statement of Revenue and Certain           May 16, 1997                     Current Report
Expenses of Harborview for the                                              on Form 8-K dated
year ended December 31, 1996                                                May 20, 1997


Statement of Revenue and Certain           May 6, 1997                      Current Report
Expenses of Trails at Dominion for                                          on Form 8-K dated
the year ended December 31, 1996                                            May 20, 1997

Statement of Revenue and Certain           May 7, 1997                      Current Report
Expenses of Rincon for the year                                             on Form 8-K dated
ended December 31, 1996                                                     May 20, 1997

                                                 Date of
                                                 -------
        Financial Statements                 Auditor's Report                Filing
        --------------------                 ----------------                ------

Statement of Revenue and Certain            May 12, 1997               Current Report on
Expenses of Waterford at the Lakes                                     Form 8-K dated
for the year ended December 31,                                        May 20, 1997
1996


Statement of Revenue and Certain            May 16, 1997               Current Report on
Expenses of Lincoln Harbour for                                        Form 8-K dated
the year ended December 31, 1996                                       May 20, 1997


Combined Statement of Revenue and           May 9, 1997                Current Report on
Certain Expenses of Knights Castle                                     Form 8-K dated
and Club at the Green for the year                                     May 20, 1997
ended December 31, 1996

Combined Statements of Revenue and          March 25, 1997             Current Report on
Certain Expenses of the                                                Form 8-K dated
Zell/Merrill Properties for each                                       May 20, 1997
of the three years in the period
ended December 31, 1996


Combined Statement of Revenue and           May 17, 1997               Current Report on
Certain Expenses of the 1996                                           Form 8-K, as amended
Acquired Properties and Probable                                       by Form 8-K/A, dated
Properties for the year ended                                          May 23, 1996
December 31, 1995

Combined Statement of Revenue and           November 7, 1996           Current Report on
Certain Expenses for the 1996                                          Form 8-K, as amended
Acquired Properties for the year                                       by Form 8-K/A, dated
ended December 31, 1995                                                November 15, 1996

Consolidated financial statements           February 10, 1997          Joint Proxy Statement/
and schedule of Wellsford                   except for note 13, as     Prospectus dated
Residential Property Trust at               to which the date is       April 25, 1997
December 31, 1996 and 1995 and for          February 28, 1997
each of the three years in the period
ended December 31, 1996

Consolidated financial statements           February 9, 1996           Current Report
and schedule of Wellsford                                              on Form 8-K
Residential Property Trust                                             dated March 17, 1997
at December 31, 1995 and 1994
and for each of the three years
in the period ended
December 31, 1995


                                                                       /s/ Ernst & Young LLP
                                                                       ---------------------
                                                                       Ernst & Young LLP

Chicago, Illinois
October 27, 1997